FOR IMMEDIATE RELEASE

RCS Capital Corporation Sets Fourth Quarter 2014 Earnings Release Date and Webcast

NEW YORK, January 23, 2015 - RCS Capital Corporation (“RCS Capital” or “the Company”) (NYSE: RCAP) announced today that it will release its financial results for the fourth quarter of 2014 on Tuesday, February 24, 2015 prior to the opening of the market.

The Company will host an earnings conference call reviewing these results and its operations the same day on Tuesday, February 24, 2015, beginning at 11:00 a.m. E.T. The call will be conducted by Michael Weil, Chief Executive Officer of RCS Capital, Brian D. Jones, Chief Financial Officer of RCS Capital, Lawrence “Larry” Roth, Chief Executive Officer of Cetera Financial Group, and Bill Dwyer, Chief Executive Officer of Realty Capital Securities, LLC and Brian Nygaard, Chief Operating Officer of RCS Capital.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the Internet and can be accessed by all interested parties through the RCS Capital website, www.rcscapital.com, in the “Investor Relations” section. To listen to the live call, please go to the Company’s “Investor Relations” section of the website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available one hour after the call on the RCS Capital website.

Conference Call Details

Live Call

Dial In (Toll Free): 1-888-317-6003

International Dial In (Toll Free): 1-412-317-6061

Canada Dial In (Toll Free): 1-866-284-3684

Participant Elite Entry Number: 8040228

Conference Replay*

US Dial In (Toll Free): 1-877-344-7529

International Dial In (Toll Free): 1-412-317-0088

Canada Dial In (Toll Free): 1-855-669-9658

Conference Number: 10059035

*Available one hour after the end of the conference call through May 24, 2015 at 9:00 a.m. E.T.

About RCS Capital

RCS Capital Corporation (NYSE: RCAP) is a full-service investment firm expressly focused on the individual retail investor. With operating subsidiaries including retail advice services, wholesale distribution, investment banking, capital markets, investment research, investment management and crowdfunding, RCS Capital’s business is designed to capitalize, support, grow and maximize value for the investment programs it distributes and the independent advisors and clients it serves. Additional information about RCS Capital can be found on its website at www.rcscapital.com. RCS Capital may disseminate information about itself, including the results of its operations and financial information, via social media platforms such as Facebook, LinkedIn and Twitter.

Important Notice

The statements in this press release include statements regarding the intent, belief or current expectations of RCS Capital and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “look forward” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements due to certain factors, including RCS Capital’s ability to consummate our pending acquisitions of additional businesses. Additional factors that may affect future results are contained in RCS Capital’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and RCS Capital undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Media Inquiries:	Investor Inquiries:
Jonathan Keehner Mahmoud Siddig Joele Frank, Wilkinson Brimmer Katcher jKeehner@joelefrank.com msiddig@joelefrank.com (212) 355-4449	Andrew G. Backman Managing Director Investor Relations and Public Relations RCS Capital Corporation ABackman@rcscapital.com (917) 475-2135	Brian D. Jones Chief Financial Officer RCS Capital Corporation BJones@rcscapital.com (646) 937-6903